For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE High Yield Investment
Name of Adviser or Sub-Adviser:  NCRAM

1.  Issuer:  Verisure Holding AB
2.  Date of Purchase:  10/23/15	3.  Date
offering commenced:
10/23/15
4.  Underwriter(s) from whom purchased:
Goldman Sachs
International
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
Nomura International PLC
6.  Aggregate principal amount or number
of shares purchased:
?500K
7.  Aggregate principal amount or total
number of shares of
offering:  ?700MM
8.  Purchase price (net of fees and
expenses):  ?100
9.  Initial public offering price:  ?100
10.  Commission, spread or profit:  0%
$____________
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are sold in an
offering exempt from
registration under Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
b.	The securities are sold to persons
reasonably believed
to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably
believed to be eligible for
resale to other QIBs.
d.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______


X_______

X_______





X_______


_______


_______

_______





_______

e.	The securities were purchased at a
price not more than
the price paid by each other purchaser in
the offering or any
concurrent offering.
f.	The underwriting was a firm
commitment underwriting.
X_______


X_______
_______


_______
g.	The commission, spread or profit
was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______

_______
h.	The issuer of the securities and any
predecessor has
been in continuous operation for not less
than three years.
X_______
_______
i.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.
X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Barbara Keller
	Date:
10/26/2015
Print Name:  Barbara Keller



For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM

1.  Issuer:  PSPC Escrow II Corp
2.  Date of Purchase:  11/3/15	3.  Date
offering commenced:
11/3/15
4.  Underwriter(s) from whom purchased:
Credit Suisse
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
Nomura Securities International
6.  Aggregate principal amount or number
of shares purchased:
$5,000,000
7.  Aggregate principal amount or total
number of shares of
offering:  $500,000,000
8.  Purchase price (net of fees and
expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  1.75%
$____________
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are sold in an
offering exempt from
registration under Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
b.	The securities are sold to persons
reasonably believed
to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably
believed to be eligible for
resale to other QIBs.
d.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______


X_______

X_______





X_______


_______


_______

_______





_______

e.	The securities were purchased at a
price not more than
the price paid by each other purchaser in
the offering or any
concurrent offering.
f.	The underwriting was a firm
commitment underwriting.
X_______


X_______
_______


_______
g.	The commission, spread or profit
was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______

_______
h.	The issuer of the securities and any
predecessor has
been in continuous operation for not less
than three years.
X_______
_______
i.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
j.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.
X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Barbara Keller
	Date: 11/4/15
Print Name: Barbara Keller




For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM

1.  Issuer:  Worldpay Finance PLC
2.  Date of Purchase:  11/5/15	3.  Date
offering commenced:
11/5/15
4.  Underwriter(s) from whom purchased:
Barclays Bank PLC
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
UBS Ltd
6.  Aggregate principal amount or number
of shares purchased:
Eur 1.5mm
7.  Aggregate principal amount or total
number of shares of
offering:  Eur 500mm
8.  Purchase price (net of fees and
expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  .6%
$____________
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are sold in an
offering exempt from
registration under Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
b.	The securities are sold to persons
reasonably believed
to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably
believed to be eligible for
resale to other QIBs.
d.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______


X_______

X_______





X_______


_______


_______

_______





_______

e.	The securities were purchased at a
price not more than
the price paid by each other purchaser in
the offering or any
concurrent offering.
f.	The underwriting was a firm
commitment underwriting.

X_______

X_______

_______

_______
g.	The commission, spread or profit
was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______

_______
h.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.

X_______

_______
i.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
j.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.
X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Barbara Keller
	Date: Nov 5,
2015
Print Name:  Barbara Keller




For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM

1.  Issuer:  CCOH Safari LLC
2.  Date of Purchase:  11/5/15	3.  Date
offering commenced:
11/5/15
4.  Underwriter(s) from whom purchased:
Credit Suisse
Securities USA LLC
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
UBS Securities LLC
6.  Aggregate principal amount or number
of shares purchased:
$50MM
7.  Aggregate principal amount or total
number of shares of
offering:  $2,500MM
8.  Purchase price (net of fees and
expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:
0.0875%
$____________
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are sold in an
offering exempt from
registration under Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
b.	The securities are sold to persons
reasonably believed
to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably
believed to be eligible for
resale to other QIBs.
d.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______


X_______

X_______





X_______


_______


_______

_______





_______

e.	The securities were purchased at a
price not more than
the price paid by each other purchaser in
the offering or any
concurrent offering.
f.	The underwriting was a firm
commitment underwriting.

X_______

X_______

_______

_______
g.	The commission, spread or profit
was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______

_______
h.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.

X_______

_______
i.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
j.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.
X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Barbara Keller
	Date: 11/6/15
Print Name:  Barbara Keller   Deputy CCO





For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O


FORM 10f-3
Registered Domestic Securities and
Government Securities

FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM

1.  Issuer:  Citigroup Inc.
2.  Date of Purchase:  11/5/15	3.  Date
offering commenced:
11/5/15
4.  Underwriter(s) from whom purchased:
Citi
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
UBS Securities LLC
6.  Aggregate principal amount or number
of shares purchased:
$10mm
7.  Aggregate principal amount or total
number of shares of
offering:  $1,500mm
8.  Purchase price (net of fees and
expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  1%
$_____
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered
to the public, or is
part of an issue of government securities
(as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if
a rights offering, the
securities were purchased on or before the
fourth day
preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the
offering.
d.	The underwriting was a firm
commitment underwriting.


X_______


X_______





X_______


X_______


_______


_______





_______


_______

e.	The commission, spread or profit
was reasonable and
fair in relation to that being received by
others for underwriting
similar securities during the same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.
X_______


X_______
_______


_______

g.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.
X_______
_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Barbara Keller

	Date: 11/6/15

Print Name: Barbara Keller  Dep CCO




For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE Strategic Fixed income
Investments Fund
Name of Adviser or Sub-Adviser:
Neuberger Berman Fixed
Income LLC
1.  Issuer:  Societe Generale SA, CUSIP
83367TBT5
2.  Date of Purchase:  11/17/2015	3.
Date offering
commenced: 11/17/2015
4.  Underwriter(s) from whom purchased:
SocGen
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
UBS
6.  Aggregate principal amount or number
of shares purchased:
$20,000,000
7.  Aggregate principal amount or total
number of shares of
offering:  $500,000,000
8.  Purchase price (net of fees and
expenses):  $99.041
9.  Initial public offering price:  $99.041
10.  Commission, spread or profit:
_________%
$4,795,000
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are sold in an
offering exempt from
registration under Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
b.	The securities are sold to persons
reasonably believed
to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably
believed to be eligible for
resale to other QIBs.
d.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______


X_______

X_______





X_______


_______


_______

_______





_______

e.	The securities were purchased at a
price not more than
the price paid by each other purchaser in
the offering or any
concurrent offering.
f.	The underwriting was a firm
commitment underwriting.

X_______

X_______

_______

_______
g.	The commission, spread or profit
was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______

_______
h.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.

X_______

_______
i.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
j.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.
X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Patrick Dan
		Date:
11/18/2015
Print Name:  Patrick Dan




For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O


FORM 10f-3
Registered Domestic Securities and
Government Securities

FUND:  PACE Intermediate Fixed Income
Investments
Name of Adviser or Sub-Adviser:
1.  Issuer:  The Goldman Sachs Group, Inc.
(2025)
38141GVR2
2.  Date of Purchase:  10/16/2015
	3.  Date
offering commenced: 10/16/2015
4.  Underwriter(s) from whom purchased:
Goldman, Sachs &
Co.
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
PNC Capital Markets LLC
6.  Aggregate principal amount or number
of shares purchased:
$193,635.00
    *This number represents the principal
amount of $195,000
times the offering price

7.  Aggregate principal amount or total
number of shares of
offering:  $1,986,000,000.00
    * This number represents the principal
amount of
$2,000,000,000 times the offering price

8.  Purchase price (net of fees and
expenses):  $99.300
9.  Initial public offering price:  $99.300
10.  Commission, spread or profit: 0.450%
$______
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered
to the public, or is
part of an issue of government securities
(as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if
a rights offering, the
securities were purchased on or before the
fourth day
preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the
offering.
d.	The underwriting was a firm
commitment underwriting.


X_______


X_______





X_______


X_______


_______


_______





_______


_______

e.	The commission, spread or profit
was reasonable and
fair in relation to that being received by
others for underwriting
similar securities during the same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.
X_______


X_______
_______


_______

g.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.
X_______
_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Cynthia McCullough

	Date: 11/18/2015

Print Name: Cynthia McCullough, Portfolio
Compliance



For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O


FORM 10f-3
Registered Domestic Securities and
Government Securities

FUND:  PACE International Fixed Income
Securities Fund
Name of Adviser or Sub-Adviser:  Rogge
Global Partners Plc
1.  Issuer:  Pepsico Inc (US713448DB10)
2.  Date of Purchase:  8 October 2015	3.
Date offering
commenced: 8 October 2015
4.  Underwriter(s) from whom purchased:
Bank of America
Securities
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number
of shares purchased:
$548,839.50
7.  Aggregate principal amount or total
number of shares of
offering:  $449,050,500
8.  Purchase price (net of fees and
expenses):  $99.789
9.  Initial public offering price:  $99.789
10.  Commission, spread or profit:  0.1%
$549
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered
to the public, or is
part of an issue of government securities
(as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if
a rights offering, the
securities were purchased on or before the
fourth day
preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the
offering.
d.	The underwriting was a firm
commitment underwriting.


X_______


X_______





X_______


X_______


_______


_______





_______


_______

e.	The commission, spread or profit
was reasonable and
fair in relation to that being received by
others for underwriting
similar securities during the same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.
X_______


X_______
_______


_______

g.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.
X_______
_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: Compliance

	Date: 20 Nov 2015

Print Name: Sukhjivan Singh



For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O


FORM 10f-3
Registered Domestic Securities and
Government Securities

FUND:  PACE International Fixed Income
Securities Fund
Name of Adviser or Sub-Adviser:  Rogge
Global Partners Plc
1.  Issuer:  ACE INA Holdings
(US00440EAU10)
2.  Date of Purchase:  27 October 2015	3.
Date offering
commenced: 27 October 2015
4.  Underwriter(s) from whom purchased:
Morgan Stanley

5.  "Affiliated Underwriter" managing or
participating in
syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number
of shares purchased:
$948,803
7.  Aggregate principal amount or total
number of shares of
offering:  $998,740,000
8.  Purchase price (net of fees and
expenses):  $99.874
9.  Initial public offering price:  $99.874
10.  Commission, spread or profit: 0.4%
$3795
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered
to the public, or is
part of an issue of government securities
(as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if
a rights offering, the
securities were purchased on or before the
fourth day
preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the
offering.
d.	The underwriting was a firm
commitment underwriting.


X_______


X_______





X_______


X_______


_______


_______





_______


_______

e.	The commission, spread or profit
was reasonable and
fair in relation to that being received by
others for underwriting
similar securities during the same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.
X_______


X_______
_______


_______

g.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.
X_______
_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved:  Compliance

	Date: 20 Nov 2015

Print Name: Sukhjivan Singh



For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O


FORM 10f-3
Registered Domestic Securities and
Government Securities

FUND:  PACE International Fixed Income
Securities Fund
Name of Adviser or Sub-Adviser:  Rogge
Global Partners Plc
1.  Issuer:  Santander UK Group Holdings
(US80281LAD73)
2.  Date of Purchase:  5 January 2016	3.
Date offering
commenced: 5 January 2016
4.  Underwriter(s) from whom purchased:
Barclays Bank Plc
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number
of shares purchased:
$1,298,687
7.  Aggregate principal amount or total
number of shares of
offering:  $998,990,000
8.  Purchase price (net of fees and
expenses):  $99.899
9.  Initial public offering price:  $99.899
10.  Commission, spread or profit: 0.35%
$4,545
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered
to the public, or is
part of an issue of government securities
(as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if
a rights offering, the
securities were purchased on or before the
fourth day
preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the
offering.
d.	The underwriting was a firm
commitment underwriting.


X_______


X_______





X_______


X_______


_______


_______





_______


_______

e.	The commission, spread or profit
was reasonable and
fair in relation to that being received by
others for underwriting
similar securities during the same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.
X_______


X_______
_______


_______

g.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.
X_______
_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: Compliance

	Date: 8 February 2016

Print Name: Sukhjivan Singh



For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O


FORM 10f-3
Registered Domestic Securities and
Government Securities

FUND: PACE Intermediate Fixed Income
Investments
Name of Adviser or Sub-Adviser:
1.  Issuer:  Barclays PLC (2021)
06738EAL9
2.  Date of Purchase:  1/5/2016	3.  Date
offering commenced:
1/5/2016
4.  Underwriter(s) from whom purchased:
Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
PNC Capital Markets LLC
6.  Aggregate principal amount or number
of shares purchased:
$199,890.00
   *This number represents the principal
amount of $200,000
times the offering price

7.  Aggregate principal amount or total
number of shares of
offering:  $1,499,175,000.00
     *This number represents the principal
amount of
$1,500,000,000 times the offering price

8.  Purchase price (net of fees and
expenses):  $99.945
9.  Initial public offering price:  $99.945
10.  Commission, spread or profit: 0.325%
$______
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered
to the public, or is
part of an issue of government securities
(as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if
a rights offering, the
securities were purchased on or before the
fourth day
preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the
offering.
d.	The underwriting was a firm
commitment underwriting.


X_______


X_______





X_______


X_______


_______


_______





_______


_______

e.	The commission, spread or profit
was reasonable and
fair in relation to that being received by
others for underwriting
similar securities during the same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.
X_______


X_______
_______


_______

g.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.
X_______
_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Cynthia McCullough

	Date: 2/19/2016

Print Name:  Cynthia McCullough



For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O


FORM 10f-3
Registered Domestic Securities and
Government Securities

FUND:  PACE Intermediate Fixed Income
Investments
Name of Adviser or Sub-Adviser:
1.  Issuer:  Barclays PLC (2026)
06738EAN5
2.  Date of Purchase:  1/5/2016	3.  Date
offering commenced:
1/5/2016
4.  Underwriter(s) from whom purchased:
Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
PNC Capital Markets LLC
6.  Aggregate principal amount or number
of shares purchased:
$199,024.00
    *This number represents the principal
amount of $200,000
times the offering price

7.  Aggregate principal amount or total
number of shares of
offering:  $ 2,487,780,000.00
    *This number represents the principal
amount of
$2,500,000,000 times the offering price

8.  Purchase price (net of fees and
expenses):  $99.512
9.  Initial public offering price:  $99.512
10.  Commission, spread or profit: 0.450%
$______
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered
to the public, or is
part of an issue of government securities
(as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if
a rights offering, the
securities were purchased on or before the
fourth day
preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the
offering.
d.	The underwriting was a firm
commitment underwriting.


X_______


X_______





X_______


X_______


_______


_______





_______


_______

e.	The commission, spread or profit
was reasonable and
fair in relation to that being received by
others for underwriting
similar securities during the same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.
X_______


X_______
_______


_______

g.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.
X_______
_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Cynthia McCullough

	Date: 2/19/2016

Print Name: Cynthia McCullough



For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O


FORM 10f-3
Registered Domestic Securities and
Government Securities

FUND:  PACE Intermediate Fixed Income
Investments
Name of Adviser or Sub-Adviser:
1.  Issuer:  Johnson & Johnson
06738EAN5
2.  Date of Purchase:  2/25/2016	3.
Date offering
commenced: 2/25/2016
4.  Underwriter(s) from whom purchased:
J.P. Morgan
Securities LLC
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
UBS Securities LLC
6.  Aggregate principal amount or number
of shares purchased:
$24,964.75
      *This number represents the principal
amount of $25,000
times the offering price

7.  Aggregate principal amount or total
number of shares of
offering:  $1,997,180,000.00
        *This number represents the principal
amount of
$2,000,000,000 times the offering price

8.  Purchase price (net of fees and
expenses):  $99.859
9.  Initial public offering price:  $99.859
10.  Commission, spread or profit: 0.450 %
$______
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered
to the public, or is
part of an issue of government securities
(as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if
a rights offering, the
securities were purchased on or before the
fourth day
preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the
offering.
d.	The underwriting was a firm
commitment underwriting.


X_______


X_______





X_______


X_______


_______


_______





_______


_______

e.	The commission, spread or profit
was reasonable and
fair in relation to that being received by
others for underwriting
similar securities during the same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.
X_______


X_______
_______


_______

g.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.
X_______
_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Cynthia McCullough

	Date: 3/18/2016

Print Name: Cynthia McCullough, Portfolio
Compliance



For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O


FORM 10f-3
Registered Domestic Securities and
Government Securities

FUND:  PACE Intermediate Fixed Income
Investments
Name of Adviser or Sub-Adviser:
1.  Issuer:  Aon Plc (2025)
00185AAK0
2.  Date of Purchase:  2/23/2016	3.
Date offering
commenced: 2/23/2016
4.  Underwriter(s) from whom purchased:
Morgan Stanley &
Co. LLC
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
PNC Capital Markets LLC
6.  Aggregate principal amount or number
of shares purchased:
$94,973.40
     *This number represents the principal
amount of $95,000
times the offering price

7.  Aggregate principal amount or total
number of shares of
offering:  $749,790,000.00
     *This number represents the principal
amount of
$750,000,000 times the offering price

8.  Purchase price (net of fees and
expenses):  $99.972
9.  Initial public offering price:  $99.972
10.  Commission, spread or profit: 0.550%
$______
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered
to the public, or is
part of an issue of government securities
(as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if
a rights offering, the
securities were purchased on or before the
fourth day
preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the
offering.
d.	The underwriting was a firm
commitment underwriting.


X_______


X_______





X_______


X_______


_______


_______





_______


_______

e.	The commission, spread or profit
was reasonable and
fair in relation to that being received by
others for underwriting
similar securities during the same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.
X_______


X_______
_______


_______

g.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.
X_______
_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Cynthia McCullough

	Date: 3/18/2016

Print Name: Cynthia McCullough



For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM

1.  Issuer:  Boyd Gaming Corp.
2.  Date of Purchase:  3/22/2016	3.
Date offering
commenced: 3/22/2016
4.  Underwriter(s) from whom purchased:
Deutsche Bank
Securities Inc.
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
Nomura Securities International
6.  Aggregate principal amount or number
of shares purchased:
$20mm
7.  Aggregate principal amount or total
number of shares of
offering:  $750mm
8.  Purchase price (net of fees and
expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  1.5%
$____________
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are sold in an
offering exempt from
registration under Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
b.	The securities are sold to persons
reasonably believed
to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably
believed to be eligible for
resale to other QIBs.
d.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______


X_______

X_______





X_______


_______


_______

_______





_______

e.	The securities were purchased at a
price not more than
the price paid by each other purchaser in
the offering or any
concurrent offering.
f.	The underwriting was a firm
commitment underwriting.

X_______

X_______

_______
g.	The commission, spread or profit
was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______

_______
h.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.

X_______

_______
i.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase. 	X_______
	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Barbara Keller
	Date:
3/23/2016
Print Name:  Barbara Keller



For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O


FORM 10f-3
Registered Domestic Securities and
Government Securities

FUND:  PACE International Fixed Income
Securities Fund
Name of Adviser or Sub-Adviser:  Rogge
Global Partners Plc
1.  Issuer:  Bank of Nova Scotia
(US064159HM10)
2.  Date of Purchase:  17 March 2016	3.
Date offering
commenced: 17 March 2016
4.  Underwriter(s) from whom purchased:
Scotia Capital USA
Inc.
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number
of shares purchased:
$2,395,056
7.  Aggregate principal amount or total
number of shares of
offering:  $1,397,116,000
8.  Purchase price (net of fees and
expenses):  $99.794
9.  Initial public offering price:  $99.794
10.  Commission, spread or profit: 0.35%
$8383
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered
to the public, or is
part of an issue of government securities
(as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if
a rights offering, the
securities were purchased on or before the
fourth day
preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the
offering.
d.	The underwriting was a firm
commitment underwriting.


X_______


X_______





X_______


X_______


_______


_______





_______


_______

e.	The commission, spread or profit
was reasonable and
fair in relation to that being received by
others for underwriting
similar securities during the same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.
X_______


X_______
_______


_______

g.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.
X_______
_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Compliance

	Date: 6 April 2016

Print Name: Sukhjivan Singh



For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O


FORM 10f-3
Registered Domestic Securities and
Government Securities

FUND: PACE Intermediate Fixed Income
Investments

Name of Adviser or Sub-Adviser:
1.  Issuer:  American International Group,
Inc. (2026)
026874DH7
2.  Date of Purchase:  3/17/2016	3.
Date offering
commenced:  3/17/2016
4.  Underwriter(s) from whom purchased:
U.S. Bancorp
Investments, Inc.
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
PNC Capital Markets LLC
6.  Aggregate principal amount or number
of shares purchased:
$221,889.00
     *This number represents the principal
amount of $222,000
times the offering price

7.  Aggregate principal amount or total
number of shares of
offering:  $1,499,250,000,00
      *This number represents the principal
amount of
$1,500,000,000 times the offering price

8.  Purchase price (net of fees and
expenses):  $99.950
9.  Initial public offering price:  $99.950
10.  Commission, spread or profit: 0.450%
$______
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered
to the public, or is
part of an issue of government securities
(as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if
a rights offering, the
securities were purchased on or before the
fourth day
preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the
offering.
d.	The underwriting was a firm
commitment underwriting.


X_______


X_______





X_______


X_______


_______


_______





_______


_______

e.	The commission, spread or profit
was reasonable and
fair in relation to that being received by
others for underwriting
similar securities during the same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.
X_______


X_______
_______


_______

g.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.
X_______
_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Cynthia McCullough

	Date: 4/21/2016

Print Name: Cynthia McCullough



For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and
Government Securities

FUND:  PACE Intermediate Fixed Income
Investments
Name of Adviser or Sub-Adviser:
1.  Issuer:  Newell Rubbermaid Inc. (2021)
651229AU0
2.  Date of Purchase:  3/18/2016	3.
Date offering
commenced: 3/18/2016
4.  Underwriter(s) from whom purchased:
Goldman, Sachs &
Co.
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
PNC Capital Markets LLC
6.  Aggregate principal amount or number
of shares purchased:
$49,917.50
     *This number represents the principal
amount of $50,000
times the offering price

7.  Aggregate principal amount or total
number of shares of
offering:  $998,350,000.00
     *This number represents the principal
amount of
$1,000,000,000 times the offering price

8.  Purchase price (net of fees and
expenses):  $99.835
9.  Initial public offering price:  $99.835
10.  Commission, spread or profit: 0.600%
$______
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered
to the public, or is
part of an issue of government securities
(as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if
a rights offering, the
securities were purchased on or before the
fourth day
preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the
offering.
d.	The underwriting was a firm
commitment underwriting.


X_______


X_______





X_______



X_______


_______


_______





_______



_______

e.	The commission, spread or profit
was reasonable and
fair in relation to that being received by
others for underwriting
similar securities during the same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.
X_______


X_______
_______


_______

g.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion
did not exceed 25%
of the principal amount of the offering.
X_______
_______
h.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.	X_______
	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Cynthia McCullough

	Date: 4/21/2016

Print Name: Cynthia McCullough, Portfolio
Compliance



For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and
Government Securities

FUND:  PACE Intermediate Fixed Income
Investments
Name of Adviser or Sub-Adviser:
1.  Issuer:  Newell Rubbermaid Inc. (2026)
651229AW6
2.  Date of Purchase:  3/18/2016	3.
Date offering
commenced: 3/18/2016
4.  Underwriter(s) from whom purchased:
Goldman, Sachs &
Co.
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
PNC Capital Markets LLC
6.  Aggregate principal amount or number
of shares purchased:
$99,798.00
     *This number represents the principal
amount of $100,000
times the offering price

7.  Aggregate principal amount or total
number of shares of
offering:  $1,995,960,000.00
     *This number represents the principal
amount of
$2,000,000,000 times the offering price

8.  Purchase price (net of fees and
expenses):  $99.798
9.  Initial public offering price:  $99.798
10.  Commission, spread or profit: 0.650%
$_______
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered
to the public, or is
part of an issue of government securities
(as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if
a rights offering, the
securities were purchased on or before the
fourth day
preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the
offering.
d.	The underwriting was a firm
commitment underwriting.


X_______


X_______





X_______



X_______


_______


_______





_______



_______

e.	The commission, spread or profit
was reasonable and
fair in relation to that being received by
others for underwriting
similar securities during the same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.
X_______


X_______
_______


_______

g.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion
did not exceed 25%
of the principal amount of the offering.
X_______
_______
h.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.	X_______
	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Cynthia McCullough

	Date: 4/21/2016

Print Name: Cynthia McCullough, Portfolio
Compliance



For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and
Government Securities

FUND:  PACE Intermediate Fixed Income
Investments
Name of Adviser or Sub-Adviser:
1.  Issuer:  Stryker Corporation (2021)
863667AM3
2.  Date of Purchase:  3/3/2016	3.  Date
offering commenced:
3/3/2016
4.  Underwriter(s) from whom purchased:
Goldman, Sachs &
Co.
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
PNC Capital Markets LLC
6.  Aggregate principal amount or number
of shares purchased:
$44,982.90
     *This number represents the principal
amount of $45,000
times the offering price

7.  Aggregate principal amount or total
number of shares of
offering:  $749,715,000.00
     *This number represents the principal
amount of
$750,000,000 times the offering price

8.  Purchase price (net of fees and
expenses):  $99.962
9.  Initial public offering price:  $99.962
10.  Commission, spread or profit: 0.600%
$______
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered
to the public, or is
part of an issue of government securities
(as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if
a rights offering, the
securities were purchased on or before the
fourth day
preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the
offering.
d.	The underwriting was a firm
commitment underwriting.


X_______


X_______





X_______



X_______


_______


_______





_______



_______

e.	The commission, spread or profit
was reasonable and
fair in relation to that being received by
others for underwriting
similar securities during the same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.
X_______


X_______
_______


_______

g.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion
did not exceed 25%
of the principal amount of the offering.
X_______
_______
h.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.	X_______
	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved:  /s/ Cynthia McCullough

	Date: 4/21/2016

Print Name: Cynthia McCullough



For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and
Government Securities

FUND:  PACE Intermediate Fixed Income
Investments
Name of Adviser or Sub-Adviser:
1.  Issuer:  Stryker Corporation (2026)
863667AN1
2.  Date of Purchase:  3/3/2016	3.  Date
offering commenced:
3/3/2016
4.  Underwriter(s) from whom purchased:
J.P. Morgan
Securities LLC
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
PNC Capital Markets LLC
6.  Aggregate principal amount or number
of shares purchased:
$39,739.20
     *This number represents the principal
amount of $40,000
times the offering price

7.  Aggregate principal amount or total
number of shares of
offering:  $99,480,000,000.00
     *This number represents the principal
amount of
$1,000,000,000 times the offering price

8.  Purchase price (net of fees and
expenses):  $99.348
9.  Initial public offering price:  $99.348
10.  Commission, spread or profit: 0.650%
$______
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered
to the public, or is
part of an issue of government securities
(as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if
a rights offering, the
securities were purchased on or before the
fourth day
preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the
offering.
d.	The underwriting was a firm
commitment underwriting.


X_______


X_______





X_______



X_______


_______


_______





_______



_______

e.	The commission, spread or profit
was reasonable and
fair in relation to that being received by
others for underwriting
similar securities during the same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.
X_______


X_______
_______


_______

g.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion
did not exceed 25%
of the principal amount of the offering.
X_______
_______
h.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.	X_______
	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Cynthia McCullough

	Date: 4/21/2016

Print Name: Cynthia McCullough



For period ending	July 31, 2016
	Exhibit 77Q1
File number	811-8764
	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and
Government Securities

FUND:  PACE Strategic Fixed Income
Investments
Name of Adviser or Sub-Adviser:
1.  Issuer:  Johnson & Johnson Sr Unsec
(CUSIP 478160BY9)
2.  Date of Purchase:  TD: 2/25/16,  SD:
3/1/16	3.  Date
offering commenced: 2/25/2016
4.  Underwriter(s) from whom purchased:
JP Morgan Chase
Bank, N.A.
5.  "Affiliated Underwriter" managing or
participating in
syndicate:
UBS Securities LLC
6.  Aggregate principal amount or number
of shares purchased:
$2,100,000 in account

7.  Aggregate principal amount or total
number of shares of
offering:  $2,000,000,000

8.  Purchase price (net of fees and
expenses):  $99.859
9.  Initial public offering price:  $99.859
10.  Commission, spread or profit:      75.00
bp vs T 1 5/8
02/15/26
11.  Have the following conditions been
satisfied?	YES
	NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered
to the public, or is
part of an issue of government securities
(as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the
first day on which any sales are made (or, if
a rights offering, the
securities were purchased on or before the
fourth day
preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the
offering.
d.	The underwriting was a firm
commitment underwriting.


X_______


X_______





X_______


X_______


_______


_______





_______


_______

e.	The commission, spread or profit
was reasonable and
fair in relation to that being received by
others for underwriting
similar securities during the same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.
X_______


X_______
_______


_______

g.	The amount of such securities
purchased by the Fund
and all other accounts over which the
Adviser (or Sub-Adviser, if
applicable) exercises investment discretion
did not exceed 25%
of the principal amount of the offering.
X_______
_______
h.	No Affiliated Underwriter
benefited directly or indirectly
from the purchase.	X_______
	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Blayze Hanson

	Date: 4/21/2016

Print Name: Blayze Hanson